Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form 8-KSB

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 1999

       Equity Growth Systems, inc. (Exact name of registrant as specified in its charter)

             Delaware (State or other jurisdiction of incorporation

                         0-3718 (Commission File Number)

                  11-2050317 (IRS Employer Identification No.)

     8001 DeSoto Woods Drive; Sarasota, Florida 34243 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (941) 255-9582

        Not applicable. (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

     The Registrant's Board of Directors have authorized its officers to negotiate consulting agreements with the following corporations, on materially similar terms, i.e., the Registrant, through its current officers and directors will assist the client corporations to register their securities with the Securities and Exchange Commission (the "Commission") under both the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and thereafter, to initiate trading in their securities in the over the counter market, all in consideration for the registration and issuance of a set percentage of the Client corporations' common stock directly to the Registrant's stockholders, all expenses to be born solely by the Client corporations. The percentage of securities to be issued to the Registrant's stockholders, after registration with the Commission, is expected to vary, as described in the subject consulting agreements, between 10% and 15%. Current negotiation drafts of the four consulting agreements have been prepared and are under negotiation; however, no assurances can be provided that they will be entered into, either on the currently proposed terms, or at all. In order to avoid potential insider trading based on leakage of these negotiations, the Registrant has elected to disclose the negotiations at this time, as well as to file the currently proposed forms of agreements. Copies of the draft consulting agreements are filed as exhibits to this report (see "Item 7).

     The four corporations currently in negotiation with the Registrant are:

The Gaff Group, Inc.

     The Gaff Group, Inc., headquartered at 2698 Junipero Avenue, Suite 110; Long Beach, California 90806-2145. Its telephone number is (562) 989 3820, its fax number is (562) 492-6533 and its e-mail address is Goffgroup@aol.com. The Gaff Group is a general contractor servicing Fortune 500 Companies and is engaged in a variety of real estate development, consulting and marketing projects, principally in the States of Florida and California.

Sports Collectible Exchange, Inc.

     Sports  Collectible  Exchange,  Inc.,  was recently  organized as a Florida corporation ("SCE") by G. Richard Chamberlin, Esquire, the Registrant's secretary, general counsel and a member of its Board of Directors, and maintains temporary offices at 14950 Southeast United States Highway 441; Summerfield, Florida 34491. Its telephone number is (352) 694-6714; its fax number is (352) 694-9178; and, its current e-mail address is GricardCh@aol.com. SCE has been organized to engage in a number of collectible areas including an inventory of minor league collectibles that will be appraised prior to April 20,1999, at the request of the Registrant, by Pete Kennedy, of Sarasota, Florida at a wholesale and probable retail value basis. SCE's management has advised the Registrant's management that it believes that the wholesale appraisal will be in the range of $40,000 to $100,000, based on his experience with minor league baseball collectibles. SCE intends to develop an Internet web site to market minor league baseball collectibles, including its current inventory, to operate such site with an initial emphasis on minor league baseball collectibles in a manner similar to that currently used to trade securities over the Internet, permitting transactions in its own inventory, purchase of inventory from third parties and facilitation of transactions between third parties for a small fee (expected to be a percentage of the transaction). SCE also intends to develop a minor league collectibles appraisal certification program and to establish a minor league hall of fame.


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Golden Jersey Products, Inc.

     Golden Jersey Products, Inc., is a Florida corporation headquartered at 780 United States Highway 1, Suite 301; Vero Beach, Florida 32962. Its telephone number is (800) 588-6455; its fax number is (561) 569-6617; and, its e-mail address is goodmilk@sunet.net. It is engaged in the development of alternatives to traditional dairy products, modified to reduce health risks. Its all natural "Replace tm" claims to lower total blood and LDL cholesterol levels without impairing milk taste.

Suntel Communications Group, Inc.

     Suntel Communications Group, Inc., is expected to be organized as a Delaware holding company to consolidate the operations of Suntel Metro, Inc., a Florida corporation whose current mailing address is Post Office Box 49750; Orlando, Florida 32802, and its affiliates owned or controlled by Mr. Richard Kirkwood. All of the constituent entities will be involved in areas of the telecommunications industry.

     Because all negotiations are in their early stages and the Registrant must still conduct significant due diligence, it is not prepared to provide details of the businesses or personnel involved and any inquiries should be directed to the Client corporations directly.


Item 4.        Changes in Registrant's Certifying Accountant

        Ms. Penny Adams Field, designated as the Registrant's audit committee by the Registrant's newly elected directors decided that the Registrant's auditors should be replaced with auditors selected by her who where in closer geographic proximity and were members of the AICPA's Securities Practice Section and had consequently been subjected to required peer review. On March 5, 1999, at Mrs. Field's recommendation, the Registrant's Board of Directors engaged the firm of Bowman & Bowman, P.A., Certified Public Accountants with offices at 1705 Colonial Boulevard, Suite D-1; Fort Meyers, Florida 33907, telephone number
(941) 939-2301 and fax number (941) 939-1297, to perform the Registrant's audit for 1998. The decision to replace Baum & Company, P.A., the Registrant's auditors for calendar years 1995, 1996 and 1997 should not be deemed to imply dissatisfaction therewith on any matters but rather, involved the convenience of Mrs. Field and a determination by the Registrant to adopt the spirit of the Commission's recent emphasis on the importance of audit committees.

        The report of Baum & Company, P.A. on the Registrant's financial statements as of December 31, 1997 and for period from January 1, 1995 to December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles other than with reference to its inability to obtain confirmations involving threatened litigation from David Albright, Esquire, Jr., a Maryland attorney then serving as litigation counsel in a number of actions in which the Registrant, although not a party had an interest.

        In connection with the audit of the Registrant's financial statements as of December 31, 1997 and for the period since January 1, 1995 to December 31, 1997, and in the subsequent period, there were no disagreements with Baum & Company, P.A. in any matters of accounting principles or practices, financial statement disclosure , or auditing scope or procedures which, if not resolved to the satisfaction of Baum & Company, P.A., would have caused Baum & Company, P.A. to make reference to the matter in their report. The Registrant has requested Baum & Company, P.A. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as an exhibit to this Form 8-KSB.

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Item 5.         Other Events

     Potential Reorganization

        In addition to the foregoing and again, principally in order to avoid potential insider trading based on leakage of negotiations, the Registrant has elected to disclose that it is currently discussing a potential reorganization with Atlanta Lending Services, Inc., a Georgia corporation doing business as Global Acceptance Corp. and its affiliates ("Global"). Global has been represented to the Registrant's management as an eight year old diversified finance company and automobile dealership with more than $44,000,000 in sales during calendar 1998. Global's current address is 1686 Roswell Road; Marietta, Georgia 30062, its current telephone number is 800-499-9112, its current fax number is 800-863-7927 and for its current e-mail please see the website address listed below. Mr. Jack Smith is the current president of Global, and Mr. Rob Smith owns the majority of Global's common stock.

        The reorganization, if effected as currently contemplated by the Registrant, would result in Global (including affiliated automobile dealerships) becoming subsidiaries of the Registrant with Global's current stockholders being issued a majority of the Registrant's outstanding securities and their designees being elected to a majority of the seats on the Registrant's Board of Directors, which would probably be increased to eleven members. Information concerning Global is maintained on its web site at www.Global Acceptance.com. The Registrant has not verified any of Global's information as negotiations are in a very preliminary state and no assurances can be provided that any agreement with Global will ever be entered into, or the terms on which any agreement may eventually be effected.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

Item    Page    Description
10.14   (__)    Calvo settlement agreement
10.15   (__)    Draft agreements with potential consulting clients.
16.__    *      Letter re change in  Registrant's  certifying  accountant
99.1    (__)    Minutes of directors meeting dated March 3, 1999
------
 *       To be provided by amendment.


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                              Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Equity Growth Systems, inc.,
                             A Delaware corporation
                                  (Registrant)

Date: March 5, 1999

                         By: /s/G. Richard Chamberlin/s/
                     G. Richard Chamberlin, General Counsel


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